LONG-TERM LOANS FROM OTHERS	12 Months Ended
Dec. 31, 2022
Disclosure of detailed information about borrowings [abstract]
LONG-TERM LOANS FROM OTHERS

NOTE 14 - LONG-TERM LOANS FROM OTHERS

	December 31,
	2022	2021
	US Dollars in thousands
Long-term loans from others (*)(**)	7,367	3,219
Less - current maturities	(3,585)	(2,989)
	3,782	230

(*)	The balance is composed of loans received from an acquirer of the Group.
(**)	The carrying amount of the credit and loans from banks reasonably approximate their fair value.

Below is the composition of the loans:

a. In April 2019, the Group received a loan in the amount of $2.5 million. The loan bears effective annual interest of 4.74% and is being returned in 36 monthly instalments beginning in April 2019. On March 18, 2020, following the COVID crisis, the Group signed an agreement whereunder it will not pay the principal of the loan for a six-month period from March 2020 to August 2020. During January 2022, the loan fully repaid.

b. In February 2020, the Group received a loan in the amount of Euro 3.5 million ($3.8 million). The loan bears effective annual interest of 4.74% and is being returned in 24 equal monthly instalments beginning in February 2021. In March 2021, following the COVID crisis, the Company received an approval to defer repayment of the said loan by six months and expected to be fully repaid during 2023.

c. In December 2, 2022 the company received an additional loan in the amount of Euro 6.5 million ($6,850 million). The additional amount bears effective annual interest rate of 10% and is being returned by an equal 25 instalments where the last payment is expected to be on December 2024.